UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2018 (August 14, 2018)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 42nd Street

New York, New York 10036

(Address of registrant’s principal executive office)

Registrant’s telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Completion of Offering of Senior Unsecured Debt

On August 17, 2018, CIT Group Inc. (“CIT”) completed a registered public offering of $500 million aggregate principal amount of senior unsecured notes due 2024 (the “Notes”). The Notes were priced at par. The Notes will bear interest at a rate of 4.750% per annum. Interest on the Notes will be payable semi-annually in cash in arrears on February 16 and August 16 of each year, commencing on February 16, 2019.

The net proceeds of this offering were approximately $496.5 million, after deducting commissions, fees and expenses associated with the offering. We intend to use the net proceeds from the offering for the redemption of the remaining approximately $500 million aggregate principal amount of our outstanding 3.875% senior unsecured notes due February 2019.

The Notes were issued pursuant to CIT’s shelf registration statement on Form S-3 (Registration No. 333-221965), as supplemented by the final prospectus supplement filed with the SEC on August 16, 2018.

The Notes are unsecured obligations of CIT and are not guaranteed by any of CIT’s subsidiaries.

The Notes were issued under a base indenture, dated March 15, 2012, as supplemented by an eighth supplemental indenture, dated as of August 17, 2018 (together, the “Indenture”), each between CIT, Wilmington Trust, National Association, as trustee and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authenticating agent. The Indenture contains certain covenants that, subject to exceptions, limit CIT’s ability to (i) create liens and (ii) merge or consolidate, or sell, transfer, lease or dispose of all or substantially all of its assets.

We may redeem the Notes at our option, at any time in whole or from time to time in part. If the Notes are redeemed prior to November 16, 2023 (the date which is three months prior to the maturity date of the Notes) (the “Par Call Date”), the redemption price for the Notes to be redeemed on any redemption date will be equal to the greater of: (1) the principal amount of the Notes being redeemed plus accrued and unpaid interest to the redemption date; or (2) the sum of the present values of the principal amount of the Notes to be redeemed, together with the scheduled payments of interest (exclusive of interest to the redemption date) from the redemption date to the maturity date (assuming such Notes matured on the Par Call Date), discounted to the redemption date on a semi-annual basis, at the Treasury Yield, plus 30 basis points, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to the redemption date. If the Notes are redeemed on or after the Par Call Date, the redemption price for such Notes will equal 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the date of redemption.

In addition, CIT may at any time and from time to time purchase Notes in open market transactions, tender offers or otherwise. If CIT experiences a Change of Control Triggering Event (as defined in the Indenture), the holders of the Notes may require CIT to repurchase for cash all or a portion of their Notes at a price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest.

The Indenture (including the Forms of Note included therein) and the underwriting agreement relating to the Notes have been filed as exhibits to this Current Report on Form 8-K and the description of the Indenture contained herein is qualified in its entirety by reference to the Indenture.

Item 8.01. Other Events.

Notice of Redemption of Senior Unsecured Debt

On August 17, 2018, CIT gave notice of its intention to redeem 100% of the aggregate principal amount (approximately $500 million) of its outstanding 3.875% Senior Unsecured Notes due February 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of August 14, 2018, among CIT Group Inc. and the several underwriters named on Schedule A thereto.

4.1	Indenture, dated as of March 15, 2012, among CIT Group Inc., Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authenticating agent (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed March 16, 2012).

4.2	Eighth Supplemental Indenture, dated as of August 17, 2018, among CIT Group Inc., Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authenticating agent (including the Form of 4.750% Senior Unsecured Note due 2024).

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	Press Release of CIT Group Inc., dated August 17, 2018, announcing the issuance of a notice of redemption of certain of its senior unsecured debt.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that (i) CIT is unsuccessful in implementing its strategy and business plan, (ii) CIT is unable to react to and address key business and regulatory issues, (iii) CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, (iv) CIT becomes subject to liquidity constraints and higher funding costs, or (v) the parties to a transaction do not receive or satisfy regulatory or other approvals or conditions on a timely basis or approvals are subject to conditions that are not anticipated. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC. (Registrant)

By:	/s/ John Fawcett

	Name:	John Fawcett
	Title:	Executive Vice President & Chief Financial Officer

Dated: August 17, 2018